UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 23, 2004

ANGELCITI ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30213	52-2043569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9000 Sheridan Street, Suite 7, Pembroke Pines, FL 33024

(Address of Principal Executive Office) (Zip Code)

(800) 908-9574

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 22, 2004, the AngelCiti Entertainment, Inc. (the “Company”) effected a dividend of shares held by the Company in Midas Entertainment, Inc. such that each shareholder of the Company received one share in Midas Entertainment, Inc. (“Midas”) for each share held by such person in the Company. The total amount of the issuance was 3,241,579 shares of Midas Entertainment. On September 23, 2004, the Company exercised its rights under a Convertible Debenture between the Company and Midas and acquired 3,600,000 additional shares of Midas in exchange for the forgiveness of $285,000 plus 2 months interest, which was accruing thereon. The Company now owns 4,608,579 shares in Midas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANGELCITI ENTERTAINMENT, INC.

Date: September 29, 2004	By:	/s/ GEORGE GUTTIEREZ
George Guttierez

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